UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2011

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 below, at the Annual Meeting of Shareholders of Key Technology, Inc. (the “Company”) held on February 11, 2010, the Company’s shareholders approved the Company’s 2010 Equity Incentive Plan (the “2010 Plan”).  The purpose of the 2010 Plan is to enable the Company to attract and retain personnel with outstanding qualifications and to promote a close identity of interest between the Company’s employees and directors and its shareholders through the opportunity to acquire or increase a proprietary interest in the Company.  The maximum number of shares of the Company’s Common Stock that may be issued under the 2010 Plan is 500,000.

A summary of the material terms of the 2010 Plan is set forth on pages 20 – 24 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 3, 2011 (the  “Proxy Statement”), and is incorporated herein by reference.  That summary and the foregoing description of the 2010 Plan are qualified in their entirety by reference to the text of the 2010 Equity Incentive Plan, which was filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Key Technology, Inc. (“Company”) was held on February 11, 2011.  At the meeting the shareholders voted on the following items:

Proposal 1 – The following persons were elected to the Company’s board of directors to hold office until the 2014 annual meeting of shareholders or until a successor is duly elected and qualified:

	Number of Votes
	For	Withheld	Broker Non-Votes
David M. Camp	3,539,138	87,512	1,090,742
Richard Lawrence	3,486,643	140,007	1,090,742

Proposal 2 – The advisory (non-binding) resolution considering approval of the compensation of the named executive officers received the following vote:

For:	3,483,136
Against:	72,269
Abstain:	71,245
Broker Non-Votes:	1,130,868

Proposal 3 – The advisory (non-binding) vote regarding the frequency of the advisory vote on the compensation of named executive officers received the following vote:

Every Year:	2,264,633
Every 2 Years:	1,252,095
Every 3 Years:	32,357
Abstain:	0
Broker Non-Votes:	1,208,433

The Compensation and Management Development Committee and the full Board of Directors have considered the outcome of this vote and decided to implement an annual advisory vote on the compensation of the Company’s named executive officers.

Proposal 4 – The proposed resolution to approve the 2010 Equity Incentive Plan received the following vote:

For:	2,343,814
Against:	1,276,050
Abstain:	6,786
Broker Non-Votes:	1,130,868

Proposal 5 – The ratification of the selection of Grant Thornton LLP to serve as the Company’s independent registered public accountants for fiscal 2011 received the following vote:

For:	4,749,339
Against:	3,762
Abstain:	4,417

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

10.1
The 2010 Equity Incentive Plan is incorporated herein by reference to Appendix A to the Registrant’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ John J. Ehren
John J. Ehren
Senior Vice President and Chief Financial Officer

Dated:  February 15, 2011